Exhibit 10.9

PERSONAL GUARANTY

BY

TO

CROWN BANK

Dated:  October 20, 2005

This instrument was drafted by:

David E. Moran, Esq.
WINTHROP & WEINSTINE, P.A.
Suite 3500
225 South Sixth Street
Minneapolis, Minnesota 55402
(612) 604-6400

PERSONAL GUARANTY

In consideration of and in order to induce Crown Bank, a Minnesota state banking corporation, with its banking house located in Minneapolis, Minnesota (the “Lender”), to extend financial accommodations to Southwest Casino and Hotel Corp., a Minnesota corporation, (the “Borrower”), pursuant to that certain Revolving Credit and Term Loan Agreement of even date herewith by and between the Lender and the Borrower (the “Credit Agreement”), and as evidenced by the Notes (as defined in the Credit Agreement) the undersigned (the “Guarantor”) hereby:

1.             Unconditionally and absolutely guarantees to the Lender:

a.             the full and prompt payment, when due, whether at the maturity dates specified therein or theretofore upon acceleration of maturity pursuant to the provisions thereof, of principal, accrued interest and late charges, if any, on the Notes, and any and all renewals thereof including notes taken in substitution therefor; and

b.             the payment and performance by the Borrower of all of its obligations under and pursuant to the Notes, the Credit Agreement, the other Loan Documents and any and all documents related thereto;

(the Notes, the Credit Agreement, the other Loan Documents and such other liability, indebtedness and obligations are herein collectively referred to as the “Obligations”); together with the full and prompt payment of any and all costs and expenses of and incidental to the collection of the Obligations for the enforcement of this Guaranty, including, without limitation, reasonable attorneys’ fees.  All capitalized terms not otherwise defined herein shall have the meaning assigned thereto in the Credit Agreement.

2.             Agrees that the Lender may demand payment from the Guarantor of any installment (or portion thereof) of principal or interest on either or both of the Notes, when due and unpaid, and the Guarantor shall immediately pay the same to the Lender, and the Lender may demand payment or performance of any or all of the other Obligations, when such payment or performance is due or required (subject to any applicable grace period), and the Guarantor shall immediately pay or perform the same, whether or not the Lender has (i) declared an Event of Default (as defined in the Credit Agreement), or (ii) accelerated payment of either or both of the Notes, or (iii) commenced repossession of, or foreclosure of any security interest, mortgage or other lien in, any or all of the collateral securing either or both of the Notes, or (iv) otherwise exercised its rights and remedies hereunder or under either or both of the Notes, the documents related thereto or applicable law.

3.             Waives (i) presentment, demand, notice of nonpayment, protest and notice of protest and dishonor on the Obligations; (ii) notice of acceptance of this Guaranty by the Lender; and (iii) notice of the creation or incurrence of the Obligations by the Borrower.

4.             Agrees that the Lender may from time to time, without notice to the Guarantor, which notice is hereby waived by the Guarantor, extend, modify, renew or compromise the Obligations,

in whole or in part, without releasing, extinguishing or affecting in any manner whatsoever the liability of the Guarantor hereunder, the foregoing acts being hereby consented to by the Guarantor.

5.             Agrees that the Lender shall not be required to first resort for payment to the Borrower or any other person, corporation or entity, or their properties or estates, or any other right or remedy whatsoever, prior to enforcing this Guaranty.

6.             Agrees that this Guaranty shall be construed as a continuing, absolute, and unconditional guaranty without regard to (i) the validity, regularity or enforceability of the Obligations or the disaffirmance thereof in any insolvency or bankruptcy proceeding relating to the Borrower, or (ii) any event or any conduct or action of the Borrower or the Lender or any other party which might otherwise constitute a legal or equitable discharge of a surety or guarantor but for this provision.

7.             Agrees that this Guaranty shall remain in full force and effect and be binding upon the Guarantor until the Obligations are paid in full.

8.             Agrees that the Lender is expressly authorized to forward or deliver any or all collateral and security which may at any time be placed with it by the Borrower, the Guarantor or any other person, directly to the Borrower for collection and remittance or for credit, or to collect the same in any other manner and to renew, extend, compromise, exchange, release, surrender or modify the installments of, any or all of such collateral and security with or without consideration and without notice to the Guarantor and without in any manner affecting the absolute liability of the Guarantor hereunder; and that the liability of the Guarantor hereunder shall not be affected or impaired by any failure, neglect or omission on the part of the Lender to realize upon the Obligations, or upon any collateral or security therefor, nor by the taking by the Lender of any other guaranty or guaranties to secure the Obligations or any other indebtedness of the Borrower to the Lender, nor by the taking by the Lender of collateral or security of any kind nor by any act or failure to act whatsoever which, but for this provision, might or could in law or in equity act to release or reduce the Guarantor’s liability hereunder.

9.             Waives any right that the Guarantor may have to collect or seek to collect from the Borrower the claim, if any, by subrogation or otherwise, acquired by the Guarantor through payment of any part or all of the Obligations until the Obligations have been paid in full.

10.           Agrees that the liability of the Guarantor hereunder shall not be affected or impaired by the existence or creation from time to time, with or without notice to the Guarantor, which notice is hereby waived, of indebtedness from the Borrower to the Lender in addition to the indebtedness evidenced by the Notes; the creation or existence of such additional indebtedness being hereby consented to by the Guarantor.

11.           Agrees that the possession of this instrument of guaranty by the Lender shall be conclusive evidence of due execution and delivery hereof by the Guarantor.

12.           Agrees that this Guaranty shall be binding upon the legal representatives, successors and assigns of the Guarantor, and shall inure to the benefit of the Lender and its successors, assigns and legal representatives; that notwithstanding the foregoing, the Guarantor shall not have the right to assign or otherwise transfer his rights and obligations under this Guaranty to any third party without the prior written consent of the Lender; and that any such assignment or transfer shall not release or affect the liability of the Guarantor hereunder in any manner whatsoever.

13.           Agrees that the Guarantor may be joined in any action or proceeding commenced against the Borrower in connection with or based upon the Obligations and recovery may be had against the Guarantor in any such action or proceeding or in any independent action or proceeding against the Guarantor should the Borrower fail to duly and punctually pay any of the principal of or interest on the Obligations without any requirement that the Lender first assert, prosecute or exhaust any remedy or claim against the Borrower.

14.           Agrees that upon the occurrence at any time of an Event of Default, the Lender shall have the right to set off any and all amounts due hereunder by the Guarantor to the Lender against any indebtedness or obligation of the Lender to the Guarantor.

15.           Agrees that the Guarantor shall be liable to the Lender for any deficiency remaining after foreclosure of any mortgage in real estate or any security interest in personal property granted by the Borrower, the Guarantor or any third party to the Lender to secure repayment of the Obligations and the subsequent sale by the Lender of the property subject thereto to a third party (whether at a foreclosure sale or at a sale thereafter by the Lender in the event the Lender purchases said property at the foreclosure sale) notwithstanding any provision of applicable law which may prevent the Lender from obtaining a deficiency judgment against, or otherwise collecting a deficiency from, the Borrower including, without limitation, Minnesota Statutes Section 582.30.

16.           Agrees that this Guaranty shall be deemed a contract made under and pursuant to the laws of the State of Minnesota and shall be governed by and construed under the laws of such state without giving effect to the choice of law provisions thereof; and that, wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of the Guaranty.

17.           Agrees that no failure on the part of the Lender to exercise, and no delay in exercising, any right or remedy hereunder shall operate as or constitute a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by any related document or by law.

18.           Waives any and all claims against the Lender and defenses to performance and payment hereunder relating in any way, directly or indirectly, to the performance of the Lender’s obligations or exercise of any of its rights under the Notes and the documents related thereto.

19.           Warrants and represents to the Lender as follows:

a.             Enforceability.  This Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms (subject, as to enforceability, to limitations resulting from bankruptcy, insolvency or other similar laws affecting creditors’ rights generally).

b.             Litigation.  There is no action, suit or proceeding pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor which, if adversely determined, would have a Material Adverse Effect (as defined in the Credit Agreement) on the Guarantor, or which would question the validity of this Guaranty or any instrument, document or other agreement related hereto or required hereby, or impair the ability of the Guarantor to perform his obligations hereunder or thereunder.

c.             Default.  The Guarantor is not in default of a material provision under any material agreement, instrument, decree or order to which he is a party or by which he or his property is bound or affected.

d.             Consents.  To the Guarantor’s knowledge, no consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any governmental authority or any third party is required in connection with the execution and delivery of this Guaranty or any of the agreements or instruments herein mentioned to which the Guarantor is a party or the carrying out or performance of any of the transactions required or contemplated hereby or thereby or, if required, such consent, approval, order or authorization has been obtained or such registration, declaration or filing has been accomplished or such notice has been given prior to the date hereof.

e.             Taxes.  The Guarantor has filed all tax returns required to be filed and has paid all taxes shown thereon to be due, including interest and penalties, which are not being contested in good faith and by appropriate proceedings and has no information or knowledge of any objections to or claims for additional taxes in respect of federal income or excess profits tax returns for prior years.

20.           Agrees that the liability of the Guarantor and any other guarantor of the Obligations shall be joint and several.  The Lender acknowledges that certain of the guarantors have guarantied only the Term Note and interest and costs and expenses related thereto.  Nothing in this Paragraph 20 shall be construed to extend the guaranty of such guarantors to include the Revolving Note or interest or costs and expenses related thereto.

21.           Agrees to deliver to the Lender financial information and related documents as set forth in Section 5.1 of the Credit Agreement with respect to the Guarantor.

22.           Agrees that (i) the Guarantor will indirectly benefit by and from the making of the loans by the Lender to the Borrower evidenced by the Notes; (ii) the Guarantor has received legal and adequate consideration for the execution of this Guaranty and has executed and delivered this Guaranty to the Lender in good faith in exchange for reasonably equivalent value (including, without limitation, receiving warrants issued by the Borrower in consideration and exchange for the execution of this Guaranty); (iii) the Guarantor is not presently insolvent and will not be rendered insolvent by virtue of the execution and delivery of this Guaranty; (iv) the Guarantor has not executed or delivered this Guaranty with actual intent to hinder, delay or defraud the

Guarantor’s creditors; and (v) the Lender has agreed to make such loans in reliance upon this Guaranty.

23.           Agrees that if, at any time, all or any part of any payment previously applied by the Lender to any of the Obligations must be returned by the Lender for any reason, whether by court order, administrative order or settlement, the Guarantor shall remain liable for the full amount returned as if said amount had never been received by the Lender, notwithstanding any term of this Guaranty or the cancellation or return of any note or other agreement evidencing the Obligations.

24.           Irrevocably submits to the jurisdiction of any Minnesota state court or federal court over any action or proceeding arising out of or relating to this Guaranty, the Notes and any instrument, agreement or document related thereto; agrees that all claims in respect of such action or proceeding may be heard and determined in such Minnesota state or federal court; irrevocably waives, to the fullest extent he may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding; irrevocably consents to the service of copies of the summons and complaint and any other process which may be served in any such action or proceeding by the mailing by United States certified mail, return receipt requested, of copies of such process to the Guarantor’s last known address; and agrees that judgment final by appeal, or expiration of time to appeal without an appeal being taken, in any such action or proceeding shall be conclusive and may be enforced in any other jurisdictions by suit on the judgment or in any other manner provided by law; provided that nothing in this paragraph shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any action or proceeding against the Guarantor or his property in the courts of any other jurisdiction to the extent permitted by law.

25.           THE GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, BASED ON OR PERTAINING TO THIS GUARANTY.

26.           Notwithstanding the aggregate amount of the Obligations which may from time to time be outstanding, the Guarantor’s liability hereunder shall be limited to $100,000.00 plus all attorney’s fees, collection costs and enforcement expenses incurred in connection with the enforcement of this Guaranty.  The Obligations may be created and continued in any amount, whether or not in excess of such amount, without affecting or impairing the Guarantor’s liability hereunder, and the Lender may pay (or allow for the payment of) the excess out of any sums received by or available to the Lender on account of the Obligations from the Borrower or any other person (except the Guarantor) from their properties, out of any collateral security, or from any other source, and such payment (or allowance) shall not reduce, affect, or impair the Guarantor’s liability hereunder.  Any payment made by the Guarantor under this Guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this Guaranty for such purpose.

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Dated as of this      day of October, 2005.

STATE OF MINNESOTA	)
) ss
COUNTY OF	)

The foregoing instrument was acknowledged before me this              day of                       , 2005, by                                      , a                                individual.

Notary Public